                          TRAVELERS SERIES FUND INC.
                               on behalf of the
                   Smith Barney Aggressive Growth Portfolio

                        Supplement dated June 25, 2004
            to the Prospectus, as amended, dated February 27, 2004
    and to the Statement of Additional Information dated February 27, 2004

   The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

   The Board of Directors of the Travelers Series Fund Inc. (the "Fund") has approved an amendment to the management agreement between the Fund, on behalf of Smith Barney Aggressive Growth Portfolio (the "Portfolio"), a series of the Fund, and Smith Barney Fund Management LLC. Effective July 1, 2004, the management fee, which is calculated daily and payable monthly, will be revised from 0.80% of the Portfolio's average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

     Portfolio's Average Daily Net Assets                          Fee Rate
     ------------------------------------                          --------
     Up to $5 billion.............................................  0.800%
     In excess of $5 billion and up to and including $7.5 billion.  0.775%
     In excess of $7.5 billion and up to and including $10 billion  0.750%
     Over $10 billion.............................................  0.700%

   The terms of the amended management agreement are the same in all other material respects as those of the current management agreement.

FD02990